Going Concern	12 Months Ended
Jul. 31, 2026
Going Concern [Abstract]
GOING CONCERN

3. GOING CONCERN

For the years ended July 31, 2025 and 2026, the Group had negative operating cash flows of US$1,174,092 and US$1,875,706 and incurred a net loss of US$1,688,153 and US$2,260,301. As of July 31, 2025 and 2026, the Group had net current assets of US$528,773 and net current liabilities of US$1,029,816, accumulated deficit of US$6,417,530 and US$7,124,071, and shareholders’ deficit of US$4,792,676 and US$4,996,765. The Group requires substantial amounts of cash to cover operating expenses, as well as to fund capital expenditures, working capital changes, interest payments on borrowing, lease payments, and to support tax payments. The Group has financed its capital requirements from the issuance of new shares and borrowings from banks, shareholders and other individuals.

As of July 31, 2025 and 2026, the Group had borrowings of US$5,840,312 and US$8,131,670. These loans were mainly borrowed from Banks in Japan for working capital purposes, including Japan Finance Corporation and The Johnan Shinkin Bank. The loans have maturities from 2026 to 2032, with fixed interest rates of 0.36% — 2.00%. As of July 31, 2025 and 2026, the Group’s bank borrowings from The Johnan Shinkin Bank amounted to US$699,873 and US$366,116, respectively. All of these borrowings were guaranteed by the individual significant shareholder of the Group, Narumi Okazaki. In addition, as of July 31, 2026, the Group had long-term borrowings from Narumi Okazaki of US$2,316,815.

Liquidity is based on the ability to generate cash from operating activities, obtain capital financing from equity interest investors and borrow funds from financial institutions. Future capital requirements depend on many factors, including growth rate, the continuing market acceptance of the Group’s products, the timing and extent of product development efforts, the expansion of sales and marketing activities, and the expansion and penetration of the Group’s business into different geographies and markets.

As of August 1, 2025, the Group entered into a financial support agreement with a third party, under which it agreed to provide support for the Group’s daily operations of up to JPY500 million (approximately US$3.4 million), valid until July 31, 2027. The Group has complied with all obligations under the agreement by the issuance date. No amounts have been drawn under the facility since its inception on August 1, 2025, and the full commitment remains available for drawdown through its expiration on July 31, 2027.

Management concluded that the current assets and the available lines of credit will be sufficient to satisfy its obligations as they become due and will support the operations for one year from the issuance date of the consolidated financial statements. The Group will meet anticipated working capital requirements and capital expenditures within the next 12 months from the issuance date of the consolidated financial statements.